UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  December 19, 2001
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                    Golden American Life Insurance Company
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             (Exact name of registrant as specified in its charter)




Delaware               33-87272, 333-51353, 333-28765,          41-0991508
                      333-28681, 333-28743, 333-51949,
                      333-65009, 333-66745, 333-76941,
                      333-76945, 333-35592, 333-95511,
                      333-30186, 333-40596, 333-33924,
                      333-95457, 333-59386, 333-59398,
                      333-59408, 333-52320, 333-57212,
                      333-63694, 333-67660, 333-68138,
                      333-70602, 333-57212
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(State or other           (Commission File Numbers)           (IRS Employer
jurisdiction                                                   I.D. Number)
of incorporation)


1475 Dunwoody Drive
West Chester, PA                                                19380
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code .........(610) 425-3400
                                                            --------------

This filing is made in accordance with Item 5 of Form 8-K: Other Events and Regulation FD Disclosure

On December 3, 2001, the Board of Directors of Equitable of Iowa Companies, Inc. approved a plan to contribute its holding of 100% of the stock of its wholly owned subsidiary, Golden American Life Insurance Company (the "Registrant") to another wholly owned subsidiary, Equitable Life Insurance Company of Iowa ("Equitable Life"). The contribution of stock (the "Change in Control") odurred on December 31, 2001, following approval granted by the Insurance Department of the State of Delaware.

Equitable Life, an Iowa life insurance company founded in 1867, is authorized to transact business in the District of Columbia and in all states except New Hampshire and New York is principally engaged in the business of providing life insurance and annuities. Equitable Life is an indirect wholly-owned subsidiary of ING Groep, N.V. ("ING"), a global financial services company.

The operations of the Registrant will be unaffected by the Change in Control. The Registrant has three separate accounts registered under the Investment Copmany Act of 1940, Separate Account A of Golden American Life Insurance Company, Separate Account B of Golden American Life Insurance Company, and Alger Separate Account A of Golden American Life Insurance Company, which will be unaffected by the Change in Control.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Golden American Life Insurance Company
                                        --------------------------------------
                                                      (Registrant)



Date:  December 31, 2001               /s/ David L. Jacobson
                                        --------------------------------------
                                                      (Signature)

                                         Senior Vice President